United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management

Investment Companies

Investment Company Act File Number 811-07360

Monetta Trust

(exact name of registrant as specified in charter)

1776-A S. Naperville Road

Suite 100

Wheaton, IL 60189-5831

(address of principal executive offices)

Arthur Don Esq.

Greenberg, Traurig LLP

77 W. Wacker Drive, Suite 3100

Chicago, IL 60601

(name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management Investment companies to file reports with the Commission not later that 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.   Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family of Mutual Funds No-Load Monetta Fund Monetta Trust Young Investor Fund Mid-Cap Equity Fund Orion/Monetta Intermediate Bond Fund 1-800-MONETTA www.monetta.com

Annual Report December 31, 2011

This Page is Intentionally Left Blank

Dear Fellow Shareholders:	January 23, 2012

Welcome to your annual report for the 12-month period ending December 31, 2011. The year 2011 seemed like a long one and we are glad to put it behind us. We witnessed a tsunami that ravaged Japan, a U.S. deficit ceiling fiasco, a sovereign debt crisis in Europe and an unparalleled credit downgrade for the U.S. Government. Despite record market volatility, the S&P 500 Index was basically flat in 2011 with the income component resulting in a 2.09% return. In contrast, the decline to record low Treasury yields translated into solid gains in the fixed income market. Treasuries with 1-3 year durations gained approximately 1.35% while 7-10 year durations posted returns of about 15.00%.

Looking across industry sectors, there was a considerable dispersion of investment returns over the past year. For equity investors, bright spots mostly came from defensive sectors including the utilities, consumer staples and healthcare industries. Conversely, financials, materials and industrials were the worst performing sectors.

Many fixed income investors fell short of the aggregate bond index returns, as their expectations that rates would rise on higher inflation and economic growth levels proved premature. Instead, renewed fears of weak global economic growth, the Euro debt crisis and the ultra-low interest policy of the Federal Reserve resulted in a rally in the bond market.

U.S. Economy Grinding Along.

During 2011, the U.S. Gross Domestic Product managed to expand at a growth rate of 1.8%. Economic growth appeared to pick up slightly in the second half of the year as manufacturing and industrial production growth held up relatively well. The most encouraging development last year was a decrease in the unemployment rates from 9.4% to 8.6% and early signs of a bottom in the housing market. This helped boost consumer confidence and spending.

As we look forward to 2012, we are cautiously optimistic. We are starting the year with unemployment at its lowest level in 2½ years, housing sales at a 1½ year high, moderate inflation levels and corporate earnings generally exceeding expectations. The S&P 500 Index is currently valued at a price earnings ratio of 12 times 2012 earnings estimates, which is at the low end of valuation levels when looking back over the past twenty years. We expect investors to experience above average market volatility as they will be sensitive to geopolitical and global macroeconomic issues.

The biggest threat to improving U.S. growth may come from overseas. The European debt situation may intensify near-term as the ECU attempts to shore up the sovereign debt crisis. Other potential wildcards are the possibility of the Federal Reserve initiating another round of quantitative easing and issues relating to the upcoming Presidential election.

Following you will find detailed information that highlights each Fund’s performance, security holdings and 2012 investment strategy for your review. We thank you for being a valued shareholder and providing us with the opportunity to help you achieve your investment goals.

Respectfully,

Robert S. Bacarella

President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

TABLE OF CONTENTS

Letter To Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Monetta Mid-Cap Equity Fund	8
Orion/Monetta Intermediate Bond Fund	9

Disclosure Of Fund Expenses	10

Schedules of Investments
Monetta Fund	11
Monetta Young Investor Fund	13
Monetta Mid-Cap Equity Fund	15
Orion/Monetta Intermediate Bond Fund	17

Financial Statements
Statements of Assets & Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Notes to Financial Statements	23

Report Of Independent Registered Public Accounting Firm	32
Other Information	33
Directors/Trustees & Officers	37

Principal Risks:

Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which could significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the twelve months ended December 31, 2011, the Funds did not participate in IPO’s.

The Monetta Young Investor Fund invests approximately 50% of its net assets in ETF’s (Exchange Traded Funds) and other funds seeking to track the S&P 500 Index. The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher. For the period ended December 31, 2011, the Young Investor Fund's other fund investments consisted only of ETF's.  Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Funds are no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change.  References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Diversification does not assure a profit nor protect against loss in a declining market.

Duration: A commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Price/Earnings Ratio: A valuation ratio of a company's current share price compared to its per-share earnings. Divide market value of a share by the earnings per share.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Since indices are unmanaged, it is not possible to invest in them. Source for performance data is provided by Lipper.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Monetta Fund	Period ended December 31, 2011
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Capital Appreciation	$74.8 billion	$43.67 million
PERFORMANCE:	Average Annual Total Return	$14,726
1 Year	3 Year	5 Year	10 Year	$13,382
Monetta Fund	-13.75%	16.55%	1.20%	3.95%
S&P 500 Index*	2.09%	14.11%	-0.25%	2.92%
Total Annual Operating Expenses ** 1.79%
*Source Lipper
**Source Prospectus dated April 30, 2011. Expense Ratio of 1.79% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 28.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to the disclosures on pages 4 and 5.

Portfolio Weightings	Top 5 Equity Holdings:
% of Net Assets
Information Technology	32.5%	Apple, Inc.	9.27%
Industrials	17.6%	Google, Inc.	4.44%
Consumer Discretionary	14.2%	MasterCard, Inc.	4.01%
Energy	11.0%	Qualcomm, Inc.	3.13%
Health Care	8.3%	Bank of America Corp.	2.93%
Materials	7.0%	Total Top 5 Equity Holdings	23.78%
Financials	6.5%
Consumer Staples	1.0%
Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.

Commentary

For the year ended December 31, 2011, the Fund declined 13.75% versus a 2.09% return of the S&P 500 Index. In spite of this down year, the Fund has exceeded the longer-term returns of the S&P 500 Index over the past 3, 5 and 10 year periods. The Fund’s performance variance was primarily due to its growth stock emphasis and its industry weightings in those sectors that were negatively affected by worries over slowing global economic growth over the Euro zone debt troubles. The best performing industries last year were primarily from the defensive sectors such as utilities and consumer staples, which the Fund had little exposure to. Investors also favored the high dividend-oriented securities, which were considered to be a safe haven in a headline driven market.

Specific holdings that hindered Fund performance last year were AMR Corporation, Bank of America and Ford Motor Company which represented 0.00%, 2.93% and 2.46% respectively, of the year-end portfolio.

On the positive side, the Fund’s top performing holdings included MasterCard, Inc., Apple Inc., Perrigo Company and Intuitive Surgical, Inc. representing 4.01%, 9.27%, 1.11% and 2.12% respectively of the year-end portfolio.

During the year the Fund’s weightings in the information technology and industrial sectors were increased with the purchase of Cisco Systems, Inc., Intel Corporation and Boeing Company, representing 2.07%, 1.00% and 2.02% respectively of the year-end portfolio. We continue to emphasize high quality growth companies that we believe offer above-average long-term appreciation potential.

2012 Outlook

We believe the biggest near-term threat to U.S. economic growth is how effective the European Central Banks will be in shoring up sovereign debt markets. The U.S. Economic recovery appears to be improving but there are still plenty of issues that could delay an economic rebound. With interest rates at historical low levels, we believe the risk profile has shifted sufficiently in favor of equities, especially the large capitalization, growth stock sector which the Fund emphasizes. Historically, the growth sector has been one of the top performing groups during economic recoveries.

We believe the prospects for many U.S. growth equities remain compelling. The growth stock valuations in the current environment continue to be very attractive, and we believe the Fund is positioned to benefit from the possible resurgence of the growth stock sector.

Monetta Young Investor Fund				Period ended December 31, 2011
Investment Objective:		Average Market Capitalization:		Total Net Assets:
Capital Appreciation		$62.3 billion		$21.03 million
PERFORMANCE:	Average Annual Total Return				$14,416
				Since Inception 12/12/2006
	1 Year	3 Year	5 Year		$9,977
Young Investor Fund	1.51%	23.44%	7.69%	7.53%
S&P 500 Index*	2.09%	14.11%	-0.25%	-0.13%
Net Annual Operating Expenses – Net ** 1.06%
Total Annual Operating Expenses – Gross** 2.11%
*Source Lipper

**Source Prospectus dated April 30, 2011. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through December 31, 2013. Net Expense Ratio of 1.06% includes Acquired Fund Fees and Expenses of 0.06%. For the Fund's current Expense Ratio, please refer to Page 29.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to the disclosures on pages 4 and 5.

Portfolio Weightings:				Top 5 Equity Holdings:
					% of Net Assets
Exchange Traded Funds		47.7%		Apple, Inc.	2.89%
Consumer Discretionary		19.8%		McDonald's Corp.	2.87%
Information Technology		13.7%		Walt Disney Co.	2.68%
Industrials		4.6%		Ford Motor Co.	2.56%
Consumer Staples		3.4%		PepsiCo, Inc.	2.37%
Financials		3.3%		Total Top 5 Equity Holdings	13.37%
Health Care		2.3%
Energy		1.2%
Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.
Commentary

The Young Investor Fund posted another year of solid investment returns. The Fund was up 1.51% basically in line with the 2.09% return of its benchmark, S&P 500 Index. Longer-term, the Fund performance compares favorably to its benchmark index as reflected in its 3 and 5 year annualized investment return of 23.44% and 7.69% respectively compared to the 14.11% and -0.25% respectively of the S&P 500 Index.

Approximately half of the Fund is invested in Exchange Traded Funds (ETF’s) that match the performance of the S&P 500 Index; this indexing can effectively diversify the Fund’s overall risk by eliminating style drift and minimizing stock selection risk. The balance of the Fund is invested in “Best of Breed” companies that are high quality, Large-cap, growth companies that demonstrate stable revenue, earnings and Beta characteristics over the past 3 and 5 year periods.

During 2011, the top performing holdings included MasterCard, Inc., McDonald’s Corporation and Dollar Tree, Inc., representing 1.95%, 2.87% and 1.39% respectively, of the year-end portfolio. Hindering performance were the holdings of AMR Corporation and J.P. Morgan Chase & Co., both of which were sold due to debt leverage issues that could affect long-term profitability.

The Fund’s largest industry weighting is in the consumer discretionary sector, representing approximately 19.8% of the year-end portfolio. Companies in this sector included Walt Disney Company, PepsiCo, Inc., and Home Depot Inc., representing 2.68%, 2.37% and 1.40% respectively, of the year-end portfolio.

Recent purchases include Cisco Systems, Inc., a leading manufacturer of switches, routers and network hardware, Pfizer, Inc., a major pharmaceutical company for cardiovascular and metabolic diseases, and U.S. Bancorp, a regional bank in 24 mid-western and western states. These purchases represent 2.15%, 1.22% and 1.29% respectively of the year-end portfolio.

As we enter 2012, we believe the Fund is well positioned to capitalize on short term market volatility. The Fund is well diversified and emphasizes high quality investments that we believe should be able to navigate a wide range of potential economic outcomes.

Monetta Mid-Cap Equity Fund	Period ended December 31, 2011
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Capital Appreciation	$13.4 billion	$3.37 million
PERFORMANCE:	Average Annual Total Return
1 Year	3 Year	5 Year	10 Year	$19,737
Mid-Cap Equity Fund	-11.30%	21.38%	1.19%	2.89%	$13,297
S&P 400 Mid-Cap Index*	-1.73%	19.57%	3.32%	7.04%
Total Annual Operating Expenses ** 2.98%

*Source Lipper
**Source Prospectus dated April 30, 2011. Expense Ratio of 2.98% includes Acquired Fund Fees and Expenses of 0.02%. For the Fund's current Expense Ratio, please refer to Page 30.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to the disclosures on pages 4 and 5.

Portfolio Weightings:	Top 5 Equity Holdings:
Information Technology	23.8%	% of Net Assets
Consumer Discretionary	16.3%	Dollar Tree, Inc.	4.44%
Industrials	15.5%	United Rentals, Inc.	4.39%
Energy	13.2%	SPDR Financial Select	4.06%
Financials	7.1%	Fastenal Co.	4.02%
Materials	5.8%	Alliance Data Systems Corp.	4.01%
Consumer Staples	5.5%	Total Top 5 Equity Holdings	20.92%
Health Care	4.9%
Utilities	2.6%
Telecommunication Services	1.9%
Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents

Commentary

The year ended December 31, 2011 was marked by a volatile, defensive market due mainly to concerns over slowing global economic growth. The Monetta Mid-Cap Fund finished the twelve month period ended December 31, 2011 down 11.30%. This return lagged its benchmark, the S&P 400 Mid-Cap Index, which declined 1.73%, but the Fund exceeded the returns of the S&P 400 Index over the past 3-year period. In 2011, the Fund lagged the S&P 400 Index primarily due to its overweight in growth sectors that underperformed last year, such as the technology and energy sectors, which declined 11.8% and 10.4% respectively. In addition the Fund was underweight, when compared to the S&P 400, in top performing defensive sectors, such as consumer staples and utilities, which rose 21.3% and 12.5% respectively.

Specifically, hindering the Fund’s performance last year included Weight Watchers Int’l, Human Genome Sciences, Inc., and Strayer Education. All three of these holdings were sold during the year. The Fund’s best performers of 2011 included NVIDIA Corp., Alexion Pharmaceuticals, and Dollar Tree Inc., which represented 2.06%, 2.12%, and 4.44% respectively, of the year- end portfolio.

Going forward, the European crisis will continue to cast its shadow on the U.S. equity markets, but at the same time, equities have started to distance themselves from the crisis and we believe that value can be found by investing in high quality growth companies. We believe that the growth sectors that lagged during 2011 will find their footing in 2012. We continue to look at the technology and consumer discretional sectors as leaders and believe that the down and out financials sector appears to be stabilizing at very attractive valuation levels. We believe that the Fund is positioned to take advantage of a slowly improving U.S. economy where growth stocks, historically, have led the market advance.

Orion/Monetta Intermediate Bond Fund					Period ended December 31, 2011
Investment Objective:	30-Day SEC Yield:		Average Maturity:		Total Net Assets:
Income	2.69%		4.3 Years		$9.72 million
PERFORMANCE:	Average Annual Total Return				$16,605
	1 Year	3 Year	5 Year	10 Year	$15,789
Orion/Monetta Intermediate Bond Fund	3.25%	7.74%	5.40%	4.68%
Barclays Capital Intermediate Gov’t/Credit Bond Index*	5.80%	5.65%	5.88%	5.20%
Total Annual Operating Expenses ** 1.58%
*Source Lipper
**Source Prospectus dated April 30, 2011. Expense Ratio of 1.58% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 31.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser.  Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Orion/Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Gov’t/Credit Bond Index.

The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. S&P and Moody’s are bond rating services that evaluate the likelihood a debt issuer will be able to meet scheduled interest and principal repayments. Typically, AAA is the highest rating and D is the lowest. Please refer to the disclosures on pages 4 and 5.

Portfolio Composition:				Maturity Profile:
					% of Net Assets
				1 Year or Less	2.72%
				1-3 Years	26.99%
				3-6 Years	45.63%
				6-10 Years	24.66%
				Over 10 Years	0.00%
				Total	100.00%
(A) Net of other assets and liabilities.
Commentary

The Intermediate Bond Fund posted a solid return of 3.25% for the year ended December 31, 2011, versus a 5.80% return of its benchmark, the Barclay’s Capital Intermediate Bond Index. We believe the variance in performance relative to the benchmark was primarily due to the Fund’s corporate versus Treasury bond exposure and the relativity short duration of the portfolio. At year-end corporate bonds represented 96.2% of the portfolio with a fund duration of 3.72 years.

U.S. Treasuries proved to be the standout sector of the bond market in 2011. The 10-year Treasury came into the year yielding 3.31% falling to a low of 1.70% in September. The debt crisis in Europe frightened investors, sparking a flood of cash into the relative “safe haven” of Treasuries.

Throughout the year, the Fund maintained a high quality corporate bond portfolio invested at the low end of the maturity spectrum as reflected in its short duration portfolio. The Fund’s year-end, 6.31% average coupon rate, 3.71% yield-to-maturity and 2.69% 30-Day SEC yield was little changed throughout the year. Top performing holdings during the year included bond holdings in Lorillard Tobacco Company, E.I. DuPont De Nemours and Caterpillar Financial, representing 2.30%, 3.12% and 3.72% respectively, of the year-end portfolio. Hindering performance were holdings in Sprint Nextel Corporation and Bank of America, representing 0.86% and 4.14% respectively, of the year-end portfolio.

2012 Bond Outlook

The 2012 outlook hinges on the evolution of the European debt crisis. Although negative headlines could re-emerge from Europe on any day, we believe it will be difficult for Treasuries to provide good returns from such low rate levels. Any uptick in inflation or an improving economic environment would likely have a negative impact on bond prices. Therefore, better returns may be available to investors who focus on the highest rated corporate issuers to mitigate risk. We believe the Fund’s investments in short-duration, high quality, corporate bond sector of the market is well positioned to benefit a wide range of economic outcomes.

Disclosure of Fund Expenses		Period Ended December 31, 2011

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2011 - December 31, 2011.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/11	ENDING ACCOUNT VALUE 12/31/11	EXPENSES PAID DURING PERIOD* 7/1/11-12/31/11	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000	$847.60	$7.40	1.59%
Young Investor Fund	1,000	967.50	4.96	1.00%(a)
Mid-Cap Equity Fund	1,000	862.80	13.19	2.81%
Orion/Monetta Intermediate Bond Fund	1,000	1,002.30	7.92	1.57%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000	$1,017.19	$8.08	1.59%
Young Investor Fund	1,000	1,020.16	5.09	1.00%(a)
Mid-Cap Equity Fund	1,000	1,011.04	14.24	2.81%
Orion/Monetta Intermediate Bond Fund	1,000	1,017.29	7.98	1.57%

*

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

(a)

The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00% through December 31, 2013.

Schedule of Investments	December 31, 2011
Monetta Fund
COMMON STOCKS – 98.1% NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE
Consumer Discretionary – 14.2%		Financials – 6.5%
Automobiles & Components - 3.2%		Diversified Financials - 4.8%
*100,000 Ford Motor Co	$ 1,076,000	230,000 Bank of America Corp.	$ 1,278,800
17,000 Titan International, Inc.	330,820	9,000 Goldman Sachs Group, Inc.	813,870
	1,406,820		2,092,670

Consumer Durables & Apparel - 1.0%		Real Estate - 1.7%
*70,000 PulteGroup, Inc.	441,700	12,000 Jones Lang LaSalle, Inc.	735,120

Consumer Services - 6.4%		Health Care – 8.3%
*10,000 Apollo Group, Inc. - CL A	538,700
*12,000 Las Vegas Sands Corp.	512,760	Health Care Equipment & Services - 6.1%
*90,000 MGM Resorts Int'l	938,700	12,000 Aetna, Inc.	506,280
10,000 Royal Caribbean Cruises Ltd	247,700	*2,000 Intuitive Surgical, Inc.	926,020
12,000 Starbucks Corp.	552,120	12,000 Medtronic, Inc.	459,000
	2,789,980	15,000 UnitedHealth Group, Inc.	760,200
			2,651,500
Media - 2.2%
*10,000 DIRECTV - CL A	427,600	Pharmaceuticals & Biotechnology - 2.2%
*300,000 Sirius XM Radio, Inc.	546,000	*7,000 Celgene Corp.	473,200
	973,600	5,000 Perrigo Co.	486,500
Retailing - 1.4%			959,700
*3,500 Amazon.com, Inc.	605,850	Industrials – 17.6%
		Capital Goods - 15.5%
		12,000 Boeing Co.	880,200
Consumer Staples - 1.0%		12,000 Caterpillar, Inc.	1,087,200
Food Beverage & Tobacco - 1.0%		14,000 Chicago Bridge & Iron Co.	529,200
7,000 PepsiCo, Inc.	464,450	7,000 Cummins, Inc.	616,140
		8,000 Deere & Co.	618,800
		14,000 Fastenal Co.	610,540
Energy – 11.0%		8,000 Fluor Corp.	402,000
Energy - 11.0%		4,000 Gardner Denver, Inc.	308,240
7,000 Anadarko Petroleum Corp.	534,310	5,000 Joy Global, Inc.	374,850
*8,000 Cameron International Corp.	393,520	10,000 Pall Corp.	571,500
20,000 Chesapeake Energy Corp.	445,800	5,000 Parker-Hannifin Corp.	381,250
4,200 EOG Resources, Inc.	413,742	10,000 Timken Co.	387,100
9,000 National Oilwell Varco, Inc.	611,910		6,767,020
14,000 Peabody Energy Corp.	463,540
12,000 Range Resources Corp.	743,280	Transportation - 2.1%
10,000 Schlumberger Ltd	683,100	*55,000 Delta Air Lines, Inc.	444,950
*16,000 Southwestern Energy Co.	511,040	12,000 Expeditors Int'l of WA	491,520
	4,800,242		936,470

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2011
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE
Information Technology – 32.5%		MUTUAL FUNDS – 2.1%
Semiconductors and Semiconductor Equipment - 2.7%
18,000 Intel Corp.	$ 436,500	NUMBER OF SHARES
*35,000 NVIDIA Corp.	485,100	927,393 AIM Liquid Assets Portfolio
*15,000 Skyworks Solutions, Inc.	243,300	-institutional Class	$ 927,393
	1,164,900
		Total Mutual Funds	927,393
Software & Services - 13.6%		(Cost $927,393) (a)
*6,000 Baidu, Inc. ADR (b)	698,820
*9,000 Check Point Software Technologies Ltd	472,860
*8,500 Cognizant Tech Solutions - CL A	546,635	Total Investments - 100.2%	43,778,769
*3,000 Google, Inc.	1,937,700	(Cost $42,436,204) (a)
4,700 MasterCard, Inc. - CL A	1,752,254
*6,500 VMware, Inc. - CL A	540,735	Other Net Assets Less Liabilities - (0.2%)	(105,441)
	5,949,004

		Net Assets - 100%	$43,673,328
Technology Hardware & Equipment - 16.2%
*10,000 Apple, Inc.	4,050,000
50,000 Cisco Systems, Inc.	904,000
*7,000 F5 Networks, Inc.	742,840
25,000 Qualcomm, Inc.	1,367,500
	7,064,340

Materials - 7.0%
Materials – 7.0%
9,000 Cliffs Natural Resources, Inc.	561,150
20,000 Freeport-McMoRan Copper & Gold, Inc.	735,800
10,000 Mosaic Co.	504,300
18,000 Nucor Corp.	712,260
5,000 Praxair, Inc.	534,500
	3,048,010

Total Common Stocks	42,851,376
(Cost $41,508,811) (a)

(a) Cost for tax purposes is $42,769,151; the aggregate gross unrealized appreciation for tax purposes is $4,777,869 and aggregate gross unrealized depreciation for tax purposes is $3,768,252, resulting in net unrealized appreciation for tax purposes of $1,009,617. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

		(b) American Depository Receipt (ADR).

		* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2011
Monetta Young Investor Fund
COMMON STOCKS – 48.3% NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE
Consumer Discretionary – 19.8%		Financials – 3.3%
Automobiles & Components - 2.6%		Banks - 1.3%
*50,000 Ford Motor Co.	$ 538,000	10,000 U.S. Bancorp, Inc.	$ 270,500

Consumer Durables & Apparel - 1.0%		Diversified Financials - 0.8%
2,300 Nike, Inc. - CL B	221,651	3,000 T Rowe Price Group, Inc.	170,850

Consumer Services - 4.9%		Real Estate - 1.2%
*4,000 Apollo Group, Inc. - CL A	215,480	4,000 Jones Lang LaSalle,Inc.	245,040
6,000 McDonald's Corp.	601,980
4,500 Starbucks Corp.	207,045
	1,024,505
		Health care – 2.3%
Media - 3.5%		Health Care Equipment & Services - 1.1%
*100,000 Sirius XM Radio, Inc.	182,000	*500 Intuitive Surgical, Inc.	231,505
15,000 Walt Disney Co.	562,500
	744,500	Pharmaceuticals & Biotechnology - 1.2%
		11,800 Pfizer, Inc.	255,352
Retailing - 7.8%
*1,000 Amazon.com, Inc.	173,100
*800 AutoZone, Inc.	259,976	Industrials – 4.6%
*3,000 Bed Bath & Beyond, Inc.	173,910	Capital Goods - 4.6%
*3,500 Dollar Tree, Inc.	290,885	3,500 Boeing Co.	256,725
7,000 Home Depot, Inc.	294,280	2,000 Caterpillar, Inc.	181,200
4,000 TJX Companies, Inc.	258,200	4,000 Deere & Co.	309,400
*3,000 Ulta Salon Cosmetics & Fragrance, Inc.	194,760	1,200 W.W. Grainger, Inc.	224,628
			971,953
	1,645,111
		Information Technology – 13.7%
Consumer Staples – 3.4%		Semiconductors and Semiconductor Equipment - 1.4%
Food & Staples Retailing - 1.0%		12,000 Intel Corp.	291,000
3,000 Whole Foods Market, Inc.	208,740
		Software & Services - 5.7%
Food Beverage & Tobacco - 2.4%		*8,000 eBay, Inc.	242,640
7,500 PepsiCo, Inc.	497,625	*550 Google, Inc.	355,245
		1,000 IBM Corp.	183,880
		1,100 MasterCard, Inc. - CL A	410,102
Energy 1.2%			1,191,867
Energy - 1.2%		Technology Hardware & Equipment - 6.6%
3,100 Exxon Mobil Corp.	262,756	*1,500 Apple, Inc.	607,500
		25,000 Cisco Systems, Inc.	452,000
		6,000 Qualcomm, Inc.	328,200
			1,387,700

		Total Common Stocks (Cost $9,038,980) (a)	10,158,655

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2011
Monetta Young Investor Fund (Cont’d)
NUMBER OF SHARES	VALUE
EXCHANGE TRADED FUNDS – 47.7%
18,000 iShares S&P 100 Index	1,026,540
5,000 iShares S&P 500 Growth	337,100
20,000 iShares S&P 500 Index	2,519,200
20,000 SPDR S&P 500 ETF Trust Series	2,510,000
14,000 Vanguard Growth ETF	864,640
16,000 Vanguard Large-Cap ETF	916,960
16,000 Vanguard S&P 500 ETF	919,200
17,900 Vanguard Value ETF	939,571

Total Exchange Traded Funds	10,033,211
(Cost $9,480,027) (a)

MUTUAL FUNDS – 2.7%
NUMBER OF SHARES
555,634 AIM Liquid Assets Portfolio -institutional Class	555,634

Total Mutual Funds (Cost $555,634) (a)	555,634

Total Investments - 98.7% (Cost $19,074,641) (a)	20,747,500

Other Net Assets Less Liabilities - 1.3%	278,973

Net Assets - 100%	$21,026,473

(a) Cost for tax purposes is $19,074,641; the aggregate gross unrealized appreciation for tax purposes is $1,803,025 and aggregate gross unrealized depreciation for tax purposes is $130,167, resulting in net unrealized appreciation for tax purposes of $1,672,858.

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2011
Monetta Mid-Cap Equity Fund
COMMON STOCKS – 96.6% NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE
Consumer Discretionary – 16.3%		Health Care – 4.9%
Consumer Services - 3.3%		Pharmaceuticals & Biotechnology - 4.9%
*800 Panera Bread Co. - CL A	$ 113,160	*1,000 Alexion Pharmaceuticals	$ 71,500
		*2,800 Vertex Pharmaceuticals	92,988
Media - 2.0%			164,488
*2,500 Lamar Advertising Co.	68,750
		Industrials – 15.5%
		Capital Goods - 15.5%
Retailing - 11.0%		2,400 Ametek, Inc.	101,040
1,500 Advance Auto Parts, Inc.	104,445	3,100 Fastenal Co.	135,191
*1,800 Dollar Tree, Inc.	149,598	900 Gardner Denver, Inc.	69,354
1,500 Ross Stores, Inc.	71,295	900 Joy Global, Inc.	67,473
*700 Ulta Salon Cosmetics & Fragrance, Inc.	45,444	*5,000 United Rentals, Inc.	147,750
			520,808
	370,782

Consumer Staples – 5.5%		Information Technology – 23.8%
Food Beverage & Tobacco - 3.3%		Semiconductors and Semiconductor Equipment - 2.0%
1,200 Hansen Natural Corp.	110,568	*5,000 NVIDIA Corp.	69,300

Household & Personal Products - 2.2%		Software & Services - 13.0%
1,600 Church & Dwight, Inc.	73,216	*3,800 Akamai Technologies, Inc.	122,664
		*1,300 Alliance Data Systems Corp.	134,992
Energy – 13.2%		*600 Red Hat, Inc.	24,774
Energy - 13.2%		*2,100 SXC Health Solutions Corp.	118,608
600 Carbo Ceramics, Inc.	73,998	1,000 VeriSign, Inc.	35,720
*1,000 Concho Resources, Inc.	93,750		436,758
700 Core Laboratories N.V	79,765
*6,400 McMoran Exploration Co.	93,120	Technology Hardware & Equipment - 8.8%
1,600 Oceaneering Int'l, Inc.	73,808	*150 Apple, Inc.	60,750
*1,000 Ultra Petroleum Corp.	29,630	*1,100 F5 Networks, Inc.	116,732
	444,071	*5,000 Riverbed Technology, Inc.	117,500
			294,982
Financials – 7.1%
Banks - 4.0%		Materials – 5.8%
10,500 SPDR Financial Select	136,500	Materials - 5.8%
		2,500 Ball Corp.	89,275
Diversified Financials - 1.7%		4,000 United States Steel Corp.	105,840
*600 Affiliated Managers Group	57,570		195,115

Insurance - 1.4%
*7,000 Genworth Financial, Inc.	45,850

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2011
Monetta Mid-Cap Equity Fund (Cont’d)
NUMBER OF SHARES	VALUE	NUMBER OF SHARES	VALUE
Telecommunication Services – 1.9%		MUTUAL FUNDS – 3.9%
Telecommunication Services - 1.9%		NUMBER OF SHARES
*1,500 SBA Communications Corp.	$ 64,440	132,755 AIM Liquid Assets Portfolio - Institutional Class	$ 132,755

		Total Mutual Funds (Cost $132,755) (a)	132,755
Utilities – 2.6%
Utilities - 2.6%
*7,300 AES Corp.	86,432
		Total Investments - 100.5% (Cost $3,196,281) (a)	3,385,545

Total Common Stocks (Cost $3,063,526) (a)	3,252,790	Other Net Assets Less Liabilities - (0.5%)	(19,479)

		Net Assets - 100%	$3,366,066

(a) Cost for tax purposes is $3,222,448; the aggregate gross unrealized appreciation for tax purposes is $286,800 and aggregate gross unrealized depreciation for tax purposes is $123,703, resulting in net unrealized appreciation for tax purposes of $163,097. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

		* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2011
Orion/Monetta Intermediate Bond Fund
CORPORATE BONDS – 96.2% PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Basic Materials – 3.1%
Chemicals - 3.1%
250,000	E.I. Du Pont De Nemours - 5.750%	03/15/19	$ 303,609

Communications – 0.9%
Telecommunications - 0.9%
100,000	Sprint Nextel Corp. - 6.000%	12/01/16	83,500

Consumer – Cyclical – 2.2%
Retail - 2.2%
100,000	Wal-Mart Stores, Inc. - 4.500%	07/01/15	112,079
100,000	McDonald's Corp. - 4.125%	06/01/13	104,872
			216,951

Consumer – Non-Cyclical – 22.9%
Agriculture - 2.3%
200,000	Lorillard Tobacco Co. - 6.875%	05/01/20	223,847

Beverages - 3.4%
100,000	Pepsico, Inc. - 3.100%	01/15/15	106,059
200,000	Diageo Finance Bv - 5.300%	10/28/15	227,742
			333,801

Commercial Services - 4.4%
282,000	The Western Union Co. - 5.930%	10/01/16	318,078
100,000	The Procter & Gamble Co. - 4.850%	12/15/15	114,392
			432,470
Food - 3.3%
100,000	Dean Foods Co. - 7.000%	06/01/16	99,250
200,000	Smithfield Foods, Inc. - 7.750%	07/01/17	220,000
			319,250
Healthcare-Services – 3.6%
300,000	Wellpoint, Inc. - 5.875%	06/15/17	346,088

Pharmaceuticals – 5.9%
100,000	Abbott Laboratories - 5.600%	11/30/17	119,569
300,000	Merck & Co., Inc. - 4.000%	06/30/15	330,641
115,000	Novartis Capital Corp. - 4.125%	02/10/14	123,104
			573,314
The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2011
Orion/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Energy – 8.0%
Oil, Gas & Services – 7.0%
500,000	Chesapeake Energy Corp. - 9.500%	02/15/15	$ 575,000
103,000	Allis-Chalmers Energy, Inc. - 9.000%	01/15/14	103,000
			678,000
Pipelines - 1.0%
100,000	Kinder Morgan, Inc. - 5.150%	03/01/15	102,500

Financial – 52.1%
Banks - 4.1%
375,000	Bank of America Corp. - 10.200%	07/15/15	402,021

Diversified Financial Services - 5.9%
525,000	General Electric Capital Corp. - 5.650%	06/09/14	569,224

Finance-Commercial - 3.7%
282,000	Caterpillar Financial Services Corp. - 7.150%	02/15/19	361,707

Finance-Credit Card - 3.1%
250,000	American Express Co. - 7.000%	03/19/18	302,495

Finance-Investment Banker/Broker - 8.7%
200,000	E*Trade Financial Corp. - 7.875%	12/01/15	202,000
100,000	Jefferies Group, Inc. - 5.125%	04/13/18	89,000
100,000	Raymond James Financial - 4.250%	04/15/16	102,262
425,000	TD Ameritrade Holding Co. - 4.150%	12/01/14	449,486
			842,748

Finance-Other Services - 3.4%
185,000	CME Group Inc. - 5.750%	02/15/14	201,754
125,000	National Rural Utilities Corp. - 4.500%	03/15/12	125,754
			327,508

Investment Management/Adviser Services - 2.4%
216,000	Blackrock, Inc. - 3.500%	12/10/14	230,812

Insurance - 20.8%
149,000	Jefferson-Pilot Corp. - 4.750%	01/30/14	154,210
600,000	Protective Life Corp. - 7.375%	10/15/19	666,836
405,000	Torchmark Corp. - 9.250%	06/15/19	498,212
200,000	American Int’l Group - 5.600%	10/18/16	192,968
400,000	Hartford Financial Services Group - 4.000%	03/30/15	402,240
100,000	Berkshire Hathaway Finance Corp. - 4.600%	05/15/13	105,219
			2,019,685
The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2011
Orion/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Industrial – 5.5%
Aerospace/Defense/Equipment - 4.1%
200,000	General Dynamics Corp. - 5.250%	02/01/14	$ 218,334
150,000	United Technologies Corp. - 5.375%	12/15/17	177,669
			396,003

Packaging & Containers - 1.4%
150,000	Solo Cup Co. - 8.500%	02/15/14	138,750

Technology – 1.5%
Computers - 1.5%
134,000	Dell, Inc. - 5.625%	04/15/14	147,020

Total Corporate Bonds			9,351,303
(Cost $9,014,622) (a)

Exchange Traded Funds – 0.9%
NUMBER OF SHARES
2,800	ProsShares UltraShort Lehman		85,652

Total Exchange Traded Funds			85,652
(Cost $97,796) (a)

Mutual Funds – 1.3%
NUMBER OF SHARES
122,396	AIM Liquid Assets Portfolio – Institutional Class		122,396

Total Mutual Funds			122,396
(Cost $122.396) (a)

Total Investments – 98.4%
(Cost $9,234,814) (a)			9,559,351

Other Net Assets Less Liabilities – 1.6%			161,817

Net Assets – 100%			9,721,168

(a) Cost for book and tax purposes is $9,235,084; the aggregate gross unrealized appreciation is $415,996 and aggregate gross unrealized depreciation is $91,728, resulting in net unrealized appreciation of $324,268. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The accompanying notes are an integral part of these financial statements.

Statements Of Assets And Liabilities (In Thousands, Except Per Share)		December 31, 2011
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Assets:
Investments at market value, (cost: $42,436; $19,075; $3,197; $9,235)
	$43,779	$20,748	$3,386	$9,559
Cash	1	221	(a)	1
Receivables:
Interest and dividends	13	31	(a)	128
Investments sold	0	0	0	175
Fund shares sold	0	28	0	0
Other assets	14	47	13	13
Total Assets	43,807	21,075	3,399	9,876
Liabilities:
Payables:
Investment advisory fees (Note 2)	36	10	2	3
Distribution and service charges payable	0	8	7	2
Investments purchased	0	0	0	125
Fund shares redeemed	3	0	0	0
Accrued expenses	95	31	24	25
Total Liabilities	134	49	33	155
Net Assets	43,673	21,026	3,366	9,721

Analysis of net assets:
Paid in capital (b)	43,410	19,542	3,383	9,397
Accumulated undistributed net investment income (loss)	0	(a)	0	(a)
Accumulated undistributed net realized gain (loss)	(1,080)	(189)	(206)	(a)
Net unrealized appreciation on investments	1,343	1,673	189	324
Net Assets	43,673	21,026	3,366	9,721

Shares of capital stock	3,192
Shares of beneficial interest issued outstanding		1,593	379	942
Net asset value, offering price and redemption price per share	$13.68	$13.20	$8.87	$10.32

(a) Rounds to less than $1,000.

(b) Monetta Fund - $32 of $0.01 par value and $43,383 of additional paid in capital, 100 million shares authorized. Each Fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements of Operations (In Thousands)		For The Year Ended December 31, 2011
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Investment income and expenses:
Investment income:
Interest	$0	$0	$0	$467
Dividend	347	283	15	(a)
Miscellaneous Income	0	0	0	0
Total investment Income	347	283	15	467

Expenses:
Investment advisory fee (Note 2)	482	100	43	36
Distribution expense (Note 6)	0	45	14	26
Accounting expense	30	20	20	20
Admin/Compliance expense	54	28	23	25
Custodial fees	15	6	6	3
State registration	24	19	19	19
Transfer and shareholder servicing agent fee	121	43	19	16
Audit/Tax	39	11	12	12
Legal	37	12	5	7
Printing	16	6	2	2
Director/Trustee Fees	10	5	2	3
Other	9	3	1	1
Total expenses	837	298	166	170
Expenses waived/reimbursed	0	(104)	0	0
Fees paid indirectly (Note 7)	(32)	(13)	(7)	(9)
Expenses net of waived/reimbursed expenses and fees paid indirectly	805	181	159	161
Net investment income (loss)	(458)	102	(144)	306
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments: Proceeds from sales	65,647	11,525	18,674	5,822
Cost of securities sold	63,661	11,713	18,154	5,692
Net realized gain (loss)on investments	1,986	(188)	520	130
Gains from class action lawsuits	(a)	1	5	41
Total net realized gain (loss) on investments	1,986	(187)	525	171
Net unrealized appreciation on investments:
Beginning of year	9,897	1,324	908	468
End of year	1,343	1,673	189	324
Net change in net unrealized appreciation (depreciation) on investments during the year	(8,554)	349	(719)	(144)
Net realized and unrealized gain (loss) on investments	(6,568)	162	(194)	27
Net increase (decrease) in net assets from operations	($7,026)	$264	($338)	$333

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements Of Changes In Net Assets (In Thousands)			For The Year Ended December 31,
Monetta Fund			Young Investor Fund		Mid-Cap Equity Fund		Orion/Monetta Intermediate Bond Fund
	2011	2010	2011	2010	2011	2010	2011	2010
From investment activities:

Operations:
Net investment income (loss)	$(458)	$(478)	$102	$49	$(144)	$(112)	$306	$389
Net realized gain (loss) on investments	1,986	6,535	(187)	390	525	1,487	171	446
Net change in net unrealized appreciation (depreciation on investments during the period	(8,554)	4,416	349	1,213	(719)	81	(144)	(106)

Net increase (decrease) in net assets from operations	(7,026)	10,473	264	1,652	(338)	1,456	333	729
Distribution from net investment income	0	0	(103)	(49)	0	0	(305)	(389)
Distribution from short-term capital gains, net	0	0	(148)	(198)	0	0	(76)	0
Distribution from net realized gains	0	0	(36)	(26)	0	0	(187)	(65)

Increase (decrease) in net assets from investment activities	(7,026)	10,473	(23)	1,379	(338)	1,456	(235)	275
From capital transactions (Note 4):

Proceeds from shares sold	808	2,372	16,268	14,535	658	4,132	2,755	2,775
Net asset value of shares issued through dividend reinvestment	0	0	279	264	0	0	193	173
Cost of shares redeemed	(4,926)	(4,951)	(10,408)	(2,619)	(5,299)	(689)	(3,899)	(3,246)

Increase (decrease) in net assets from capital transactions	(4,118)	(2,579)	6,139	12,180	(4,641)	3,443	(951)	(298)

Total increase (decrease) in net assets	(11,144)	7,894	6,116	13,559	(4,979)	4,899	(1,186)	(23)

Net assets at beginning of period	54,817	46,923	14,910	1,351	8,345	3,446	10,907	10,930

Net assets at end of period	$43,673	$54,817	$21,026	$14,910	$3,366	$8,345	$9,721	$10,907

Accumulated undistributed net investment income	$0	$0	$(a)	$(a)	$0	$0	$(a)	$(a)

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2011

1.

SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Orion/Monetta Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a)

Securities Valuation

Investments are stated at market value, based on the official closing price as of the time of valuation.  If there is no official closing price of a security on the valuation date, the security is valued at the most recent sale or quoted bid. If there are no reported sales and no reported bid quotations for a security on valuation date, or is not traded on an exchange, the pricing service may obtain bid prices directly from broker dealers.  Other securities traded over-the-counter shall be valued at the most recent bid quotation. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. In general, third party pricing services value fixed income securities at their bid prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. Debt securities for which market quotations are not readily available are valued using a valuation provided by a principal market maker in the bond selected by the Advisor and with respect to a newly-acquired bond for which the Authorized Pricing Vendors have not yet begun to provide valuations, the bond shall be valued at cost until valuation is provided by one of the Authorized Pricing Vendors. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

(b)

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)

General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

Notes to Financial Statements	December 31, 2011

(d)

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2011, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2016			$43,532
2017			$50,398
*		$132,708
Total	$0	$132,708	$93,930	$0

*Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely and retain their character. The Young Investor Fund loss will carryforward as short-term.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year. At December 31, 2011, the Monetta Fund, the Young Investor Fund, and the Mid Cap Equity Fund had capital losses of $1,444,427, $56,414, and $85,653 respectively which were realized after October 31, 2011 and deferred for tax purposes to January 1, 2012.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2008 - 2011), in accordance with Accounting Standards Codification (“ASC”) Topic 740-10, and no tax exposure reserve was required in the financial statements.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund’s first calendar year end subject to the Act is December 31, 2011.

(e)

Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2011 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $458,030 and $144,256, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC).

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Undistributed Ordinary Income	----	----	----	----
Undistributed Short-Term Capital Gain	----	----	----
Undistributed Long-Term Capital Gain	$697,400	----	----	$486

Notes to Financial Statements	December 31, 2011

The tax character of distributions paid during the calendar year ended December 31, 2011, were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Fund	Orion/Monetta Intermediate Bond Fund
Ordinary Income	----	$250,639	----	$381,273
Long-Term Capital Gain	----	$36,039	----	$186,761

(f)

Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds,

                 credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities

The following table summarizes the respective Fund's investments at December 31, 2011, based on the inputs used to value them (in thousands):

INVESTMENTS IN SECURITIES
Types of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund-
Common Stocks	$42,851	$0	$0	$42,851
Money Market Funds	$928	$0	$0	$928
FUND TOTAL	$43,779	$0	$0	$43,779
Young Investor Fund-
Common Stocks	$10,159	$0	$0	$10,159
Exchange Traded Funds	$10,033	$0	$0	$10,033
Money Market Funds	$556	$0	$0	$556
FUND TOTAL	$20,748	$0	$0	$20,748
Mid-Cap Equity Fund-
Common Stocks	$3,253	$0	$0	$3,253
Money Market Funds	$133	$0	$0	$133
FUND TOTAL	$3,386	$0	$0	$3,386
Orion/Monetta Intermediate Bond Fund-
Corporate Bonds	$0	$9,351	$0	$9,351
Exchange Traded Funds	$86	$0	$0	$86
Money Market Funds	$122	$0	$0	$122
FUND TOTAL	$208	$9,351	$0	$9,559

Notes to Financial Statements	December 31, 2011

2.

RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc.  For the year ended December 31, 2011, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund		0.55% of total net assets
Orion/Monetta Intermediate Bond Fund		0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping.

3.

SUB ADVISER:

Effective June 1, 2009, the Adviser entered into a Sub-Advisory agreement with Orion Capital Management, Inc. Orion has been the sub-adviser to the Orion/Monetta Intermediate Bond Fund since June, 2009 and interim sub-adviser from April 7, 2009 through May 31, 2009. The sub-advisory fee paid to Orion Capital Management, Inc. by the Adviser for the Orion/Monetta Intermediate Bond Fund is 0.25%.

Monetta Financial Services, Inc., as of December 31, 2011, owned 3,722 shares or 0.23% of the Young Investor Fund; 2,208 shares or 0.58% of the Mid-Cap Equity Fund; 2,072 shares or 0.22% of the Orion/Monetta Intermediate Bond Fund and 1,275 shares or 0.04% of the Monetta Fund.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC (“FSG”), an affiliate of the Adviser as approved by the respective Funds' Boards effective October 1, 2004. Services provided include performing daily fund accounting and administration, report preparation and related compliance services.

Effective January 1, 2011, FSG entered into a Fund Accounting Services Agreement (the “Jackson Agreement”) with Jackson Fund Services (“Jackson”), a division of Jackson National Asset Management, LLC, pursuant to which FSG retained Jackson to provide sub-accounting services to certain FSG’s clients including Monetta Fund and Monetta Trust. For the sub-accounting services that Jackson will provide, FSG (and not Monetta Fund, Monetta Trust or any of their respective funds) will pay Jackson, in addition to agreed-upon out of pocket costs, an annual fee comprised of (i) a fixed dollar amount for each fund and (ii) an additional amount calculated as a percentage of the cumulative assets under management of all the funds covered by the Jackson Agreement, including the funds of Monetta Fund and Monetta Trust, above $200 million, if applicable.

4.

CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

Notes to Financial Statements	December 31, 2011

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2010 Beginning Shares	3,651,351	124,068	457,500	1,058,236
Shares sold	160,835	1,208,052	453,615	261,712
Shares issued upon dividend reinvestment	0	20,658	0	16,214
Shares redeemed	(356,354)	(222,504)	(76,283)	(305,415)
Net increase (decrease) in shares outstanding	(195,519)	1,006,206	377,332	(27,489)
2011 Beginning Shares	3,455,832	1,130,274	834,832	1,030,747
Shares sold	52,148	1,220,494	63,742	258,146
Shares issued upon dividend reinvestment	0	21,685	0	18,432
Shares redeemed	(316,031)	(779,827)	(519,107)	(365,219)
Net increase (decrease) in shares outstanding	(263,883)	462,352	(455,365)	(88,641)
Ending Shares	3,191,949	1,592,626	379,467	942,106

5. PURCHASES AND SALES OF INVESTMENT SECURITIES: The cost of purchases and proceeds from sales of securities for the year ended December 31, 2011, excluding short-term securities were:
	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$61,112,407	$65,646,697
Monetta Young Investor Fund	17,428,715	11,525,345
Monetta Mid-Cap Equity Fund	14,009,580	18,674,284
Orion/Monetta Intermediate Bond Fund	5,201,485	5,822,314

6.

DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Orion/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7.

FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars).  These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the Other Expenses line in the Statements of Operations.  For the year ended December 31, 2011, fees paid indirectly were as follows:  Monetta Fund, $32,265; Young Investor Fund, $12,619; Mid-Cap Equity Fund, $7,196 and Orion/Monetta Intermediate Bond Fund, $8,549.

8.

SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 17, 2012, the issue date. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments except as noted below:

Notes to Financial Statements	December 31, 2011

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$15.862	$12.850	$8.635	$16.469	$12.891
Net investment loss	(0.138)	(0.135)	(0.111)	(0.078)	(0.025)
Net realized and unrealized gain (loss) on investments	(2.042)	3.147	4.326	(7.756)	3.603
Total from investment operations	(2.180)	3.012	4.215	(7.834)	3.578
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000
Net asset value at end of year	$13.682	$15.862	$12.850	$8.635	$16.469
Total return	(13.75%)	23.42%	48.73%	(47.54%)	27.77%
Ratios to average net assets:
Expenses - Net	1.59%	1.66%	1.87%	1.66%	1.61%
Expenses - Gross (a)	1.65%	1.78%	1.88%	1.67%	1.62%
Net investment loss	(0.90%)	(0.98%)	(1.06%)	(0.60%)	(0.17%)
Portfolio turnover	123.1%	172.0%	182.3%	157.6%	184.3%
Net assets ($ in thousands)	$43,673	$54,817	$46,923	$33,326	$67,709

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes to Financial Statements	December 31, 2011

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Young Investor Fund	2011	2010	2009	2008	2007
Net asset value at beginning of period	$13.192	$10.891	$7.542	$10.402	$9.940
Net investment income	0.065	0.082	0.059	0.083	0.074
Net realized and unrealized gain (loss) on investments	0.129	2.488	3.686	(2.869)	0.442
Total from investment operations	0.194	2.570	3.745	(2.786)	0.516
Less:
Distributions from net investment income	(0.065)	(0.044)	(0.043)	(0.074)	(0.054)
Distributions from short-term capital gains, net	(0.096)	(0.199)	(0.353)	0.000	0.000
Distributions from net realized gains	(0.023)	(0.026)	0.000	0.000	0.000
Total distributions	(0.184)	(0.269)	(0.396)	(0.074)	(0.054)
Net asset value at end of period	$13.202	$13.192	$10.891	$7.542	$10.402
Total return	1.51%	23.68%	49.80%	(26.78%)	5.16%
Ratios to average net assets:
Expenses - Net	1.00%	1.00%	0.98%	0.99%	1.00%
Expenses - Gross (a)	1.64%	2.11%	8.71%	10.06%	16.58%
Net investment income	0.56%	0.69%	0.65%	0.92%	0.71%
Portfolio turnover	65.1%	75.8%	118.1%	130.2%	24.1%
Net assets ($ in thousands)	$21,026	$14,910	$1,351	$589	$618

(a) Gross expense ratio reflects fees waived/reimbursed, as well as fees paid indirectly. For the Young Investor Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 1.57%, 1.92%, 8.56%, 9.69% and 16.18% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes to Financial Statements		December 31, 2011
Mid-Cap Equity Fund
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.996	$7.532	$4.957	$9.410	$8.356
Net investment income loss	(0.466)	(0.208)	(0.186)	(0.110)	(0.124)
Net realized and unrealized gain (loss) on investments	(0.659)	2.672	2.761	(4.343)	1.178
Total from investment operations	(1.125)	2.464	2.575	(4.453)	1.054
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000
Net asset value at end of year	$8.871	$9.996	$7.532	$4.957	$9.410
Total return	(11.30%)	32.80%	51.81%	(47.29%)	12.56%
Ratios to average net assets:
Expenses - Net	2.81%	2.74%	3.82%	2.72%	2.14%
Expenses - Gross (a)	2.93%	2.96%	3.89%	2.81%	2.19%
Net investment loss	(2.54%)	(2.39%)	(3.10%)	(1.49%)	(1.35%)
Portfolio turnover	248.8%	305.4%	200.1%	191.1%	135.1%
Net assets ($ in thousands)	$3,366	$8,345	$3,446	$2,298	$5,904

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes to Financial Statements	December 31, 2011
Orion/Monetta Intermediate Bond Fund
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.582	$10.329	$9.512	$10.104	$9.911
Net investment income	0.317	0.353	0.378	0.398	0.388
Net realized and unrealized gain (loss) on investments	0.019	0.311	0.912	(0.588)	0.200
Total from investment operations	0.336	0.664	1.290	(0.190)	0.588
Less:
Distributions from net investment income	(0.317)	(0.353)	(0.346)	(0.402)	(0.395)
Distributions from short-term capital gains, net	(0.081)	0.000	(0.025)	0.000	0.000
Distributions from net realized gains	(0.200)	(0.058)	(0.102)	0.000	0.000
Total distributions	(0.598)	(0.411)	(0.473)	(0.402)	(0.395)
Net asset value at end of year	$10.320	$10.582	$10.329	$9.512	$10.104
Total return	3.25%	6.44%	13.78%	(1.89%)	6.02%
Ratios to average net assets:
Expenses - Net	1.57%	1.40%	2.06%	1.72%	1.66%
Expenses - Gross (a)	1.65%	1.57%	2.13%	1.79%	1.71%
Net investment income	2.97%	3.32%	3.74%	4.04%	3.89%
Portfolio turnover	52.8%	71.1%	69.8%	79.4%	68.0%
Net assets ($ in thousands)	$9,721	$10,907	$10,930	$3,722	$5,504

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Trustees and the Shareholders

Monetta Fund, Inc. and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of the Monetta Fund, Inc. and the Monetta Trust – comprised of the Monetta Young Investor Fund, Monetta Mid-Cap Equity Fund, and Orion/Monetta Intermediate Bond Fund, collectively referred to as the “Funds”, including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 17, 2012

Other Information	December 31, 2011

BOARD APPROVAL OF ADVISORY AGREEMENTS - PROCESS OF ANNUAL REVIEW

The Board of Directors of the Monetta Fund (the "Directors") oversees the management of the Monetta Fund and the Board of Trustees of the Monetta Trust (the "Trustees") oversees the management of each Fund in the Monetta Trust.  As required by law, as well as the terms of each investment advisory and subadvisory agreement with respect to the Funds in the Monetta Family, the Directors and Trustees determine annually whether to approve the continuance of each investment advisory agreement (each an "Advisory Agreement" and, together, the "Advisory Agreements") with Monetta Financial Services, Inc. (the "Adviser") regarding all of the Funds in the Monetta Family.  The Trustees also determine annually whether to approve the continuance of the subadvisory agreement with Orion Capital Management, Inc. ("Orion") regarding the Orion/Monetta Intermediate Bond Fund (the "Orion Agreement").  The Advisory Agreements were originally entered into on December 3, 2001, and require annual approval by the Directors, including a majority of the Independent Directors, of the Monetta Fund and also by the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  The Adviser entered into an Interim Sub-Advisory Agreement with Orion effective April 7, 2009, which Interim Sub-Advisory Agreement was replaced by the Orion Agreement on June 1, 2009 following a vote by the shareholders of the Orion/Monetta Intermediate Bond Fund approving the Orion Agreement.  The Orion Agreement requires annual approval of the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  Such approval was first given at the Trust’s Board’s meeting held on April 18, 2011 (the “April Meeting”).

As a part of this process, the Independent Directors and Independent Trustees of the Monetta Family, with the assistance of counsel for the Independent Directors and Independent Trustees, prepared questions which were submitted to the Adviser in anticipation of the annual contract review (the "Advisory Agreement 15c Questions").  Similarly, as part of this process, the Independent Trustees of Monetta Trust, with the assistance of counsel for the Independent Trustees, prepared questions which were submitted to Orion in anticipation of the subadvisory contract review (the “Orion Agreement 15c Questions” and, with the Advisory Agreement 15c Questions, the “15c Questions”). At the April Meeting (in the case of the first set of the Orion Agreement 15c Questions) and at the November 14, 2011 Board meeting (in the case of all of the 15c Questions) (the “November Meeting”), the Boards, including the Independent Directors and Trustees (as applicable) who were present in-person, reviewed the Adviser's and Orion’s responses to the 15c Questions and evaluated all information which they deemed reasonably necessary in the circumstances. The materials reviewed included:

(i)	information on the investment performance of each Fund in the Monetta Family in the past year and over longer periods against a peer group of funds;
(ii)	sales and redemption data for each of the Funds;
(iii)	information concerning the expense ratios of each of the Funds, compared against a peer group of funds; and
(iv)	the management fees and fee structure for each Fund, and the Adviser's and Orion’s (as applicable) financial condition.

At each of the April Meeting and the November Meeting, the respective Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser and Orion with respect to the Funds.  The Boards reviewed the Advisory Agreement and the Orion Agreement and considered a number of factors including, without limitation, materials regarding the Adviser and Orion which were previously provided to the Boards (including material provided at earlier Board meetings during 2011), the management and advisory needs of the Funds, the nature, extent and quality of services provided by the Adviser and Orion, the profitability of the Adviser and Orion, economies of scale, the management fee structures (including that Orion’s compensation is paid by the Adviser, and not by the Orion/Monetta Intermediate Bond Fund), comparative performance of the Funds, comparative expense ratios of the Funds, assets under management with the Adviser and Orion, total management fees received by the Adviser and Orion, the Funds' brokerage policies, the Adviser's and Orion’s respective compliance policies and procedures, and ownership and control of the Adviser and Orion.

  Upon completion of this review, the Independent Directors and the Independent Trustees, each voting separately, and the full Boards unanimously voted to continue the Advisory Agreements with respect to all the Funds of the Monetta Family, in each case effective for a one-year term through December 2, 2012.   Further, the Independent Trustees, voting separately, and the full Board unanimously voted to continue the Orion Agreement at each of the April Meeting and the November Meeting, the latter such approval being effective for a one-year term through December 2, 2012.  Each of the Advisory Agreements and the Orion Agreement are subject to termination without penalty with respect to any Fund at any time upon 60 days' written notice by the vote of the applicable Board, by a majority vote of the share holders, or by the Adviser.

REASONS THE BOARDS APPROVED CONTINUATION OF THE ADVISORY AGREEMENTS

The Boards' determinations were based upon a comprehensive consideration of all information provided to the Boards, and were not the result of any single factor.  The following facts and conclusions were important, but not exclusive, in the Boards' decisions to renew the Advisory Agreements.  The Boards noted the importance of reviewing quantitative measures, but also recognize that qualitative factors could be equally or more important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreements.  They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Boards who take many factors, including those listed below, into consideration in representing the shareholders of the Funds.

The Independent Directors and Trustees and the whole Boards generally considered the following factors:  (i) the management and advisory needs of the Funds; (ii) the nature and quality of the services provided by the Adviser in relation to the fees paid; (iii) the profitability to the Adviser (including an analysis of the Adviser's cost of providing services); (iv) whether the Adviser is enjoying economies of scale and is sharing the benefits of such economies with fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to the Adviser from managing a Fund (i.e. indirect revenues to the Adviser attributable in some way to the existence of a fund, including administration revenues to an affiliate of the Adviser).

The Boards reviewed the profitability of the Adviser and its affiliates, and their ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Monetta Family.  The Boards reviewed past initiatives implemented to cut or control expenses of the Funds in the Monetta Trust.  The Boards encouraged the Adviser to continue to pursue appropriate marketing initiatives for the Funds.  The Boards reviewed the net asset values of each Fund.  The Boards discussed the total revenues and fall-out benefits to the Adviser and its affiliates from the Advisory Agreements, and the limited profitability of the Adviser, whose only clients are the Monetta Fund and the Monetta Trust.  The Boards also acknowledged that the fee schedules for the equity Funds (the Monetta Fund, Mid-Cap Equity Fund, and the Young Investor Fund) each contained break-points.

In their approval of the continuation of the Advisory Agreements, the Boards found that the advisory fee for each Monetta Family Fund was reasonable in light of the nature, quality and extent of the services being provided to each Fund, and the costs incurred by the Adviser in providing such service.  The Adviser noted that other than where the Adviser is contractually required to do so (Young Investor Fund), the Adviser does not plan to voluntarily reimburse fund expenses.  The Boards also found that the break-points in the fee schedules for the Monetta Fund and several of the Funds in the Monetta Trust were designed and are reasonably likely to allow the shareholders of those Funds to share in the economies of scale as the Funds grow.  The Board of the Trust also found that the fee structure for the Orion/Monetta Intermediate Bond Fund, the only fixed-income Fund covered by the Advisory Agreement, is reasonable in light of the nature and type of securities held by those Funds.

The Boards' specific determinations with respect to each of the Funds in the Monetta Family are listed below:

(i)

Monetta Fund:  The Monetta Fund's performance for the year ended September 30, 2011 was: (9.48%) versus the S&P 500 Index of 1.13%; however, the Board noted that the Fund outperformed the Index for the 5-Year and 10-Year period posting returns of 1.17% and 4.63%, respectively, versus the Index return of (1.18%) and 2.82%, respectively. The Board determined that the expenses of the Fund are satisfactory based on the Fund's current asset level;

(ii)

Young Investor Fund:  The Young Investor Fund's performance for the year ended September 30, 2011 exceeded the S&P 500 Index by 2.26% posting a return of 3.39% versus the Index return of 1.13%.  The Fund also outperformed the Index for the 3-Year and inception periods, posting returns of 14.24% and 5.51%, respectively, versus the Index’s return of 1.23% and (2.44%) for the same respective periods.  The Adviser contractually has committed to waive and/or reimburse expenses for the Fund to the extent necessary to cap total expenses at 1.00% through December 31, 2013, and, in light of such commitment, the Young Investor Fund’s expenses are acceptable;

(iii)

Mid-Cap Equity Fund:  The Mid-Cap Equity Fund's performance for the year ended September 30, 2011 was (3.75%) versus the S&P Mid-Cap 400 Index of (1.28%). However, the Mid-Cap Fund exceeded the performance of the Index for each of the quarter- and five-year periods ended as of that date, posting returns of (15.08%) and 2.46%, respectively, versus the Index’s returns of (19.88%) and 2.20% for the same respective periods. The Mid-Cap Fund's expenses are acceptable considering the Fund's asset level; however, the Board of the Trust noted its concern about the Mid-Cap Fund’s low asset level, particularly in light of some recent significant withdrawals;

(iv)

Orion/Monetta Intermediate Bond Fund:  The Bond Fund's performance for the year ended September 30, 2011 was 0.64% versus its benchmark, the Barclays Capital Intermediate Gov't/Credit Bond Index return of 3.40%.  The Fund’s five- and ten-year returns also slightly lagged the Index’s return.  While the Board of the Trust determined that this Fund’s expenses are acceptable considering the Fund’s asset level, it expressed concern about the overall expense ratio of the Intermediate Bond Fund as compared with other funds in its peer group, and the impact that the Intermediate Bond Fund’s assets under management have on that expense ratio.

REASONS THE BOARD OF MONETTA TRUST APPROVED CONTINUATION OF THE ORION AGREEMENT

As noted above, the Board of Trustees of Monetta Trust, including the Independent Trustees voting separately and in person, initially approved the continuation of the Orion Agreement for a one-year term at the April Meeting.  In order to make the best uses of the Board’s time and resources, the Board determined that the annual review of the Orion Agreement should take place at the same time as the annual review of the Advisory Agreements.  Consequently, the Board of Trustees of Monetta Trust, including the Independent Trustees voting separately and in person, approved the further continuation of the Orion Agreement for a one-year term, through December 2, 2012, at the November Meeting.

The Board’s determinations were based upon a comprehensive consideration of all information provided to the Boards at the respective meetings, and were not the result of any single factor.  The following facts and conclusions were important, but not exclusive, in the Board’s decisions to renew the Orion Agreement.  The Board noted the importance of reviewing quantitative measures, but also recognize that qualitative factors could be equally or more important in assessing whether Intermediate Bond Fund shareholders have been, or are likely to be, well served by the renewal of the Orion Agreement.  They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Board who takes many factors, including those listed below, into consideration in representing the shareholders of the Intermediate Bond Fund.

The Independent Trustees and the whole Board generally considered the following factors:  (i) the management and advisory needs of the Intermediate Bond Fund; (ii) the nature and quality of the services provided by Orion in relation to the fees paid; (iii) the profitability to Orion (including an analysis of Orion 's cost of providing services); (iv) whether Orion is enjoying economies of scale and is sharing the benefits of such economies with fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to Orion from managing the Intermediate Bond Fund (i.e. indirect revenues to Orion attributable in some way to the existence of a fund, including administration revenues to an affiliate of Orion).

The Board reviewed the profitability of Orion and its affiliates, and their ability to continue to provide quality investment management services to the Intermediate Bond Fund in view of the total net assets of Intermediate Bond Fund.  The Board reviewed past initiatives implemented to cut or control expenses of the Intermediate Bond Fund.  The Board encouraged Orion (and the Adviser) to continue to pursue appropriate marketing initiatives for the Intermediate Bond Fund.  The Board reviewed the net asset values of the Intermediate Bond Fund.  The Board discussed the total revenues and fall-out benefits to Orion and its affiliates from the Orion Agreement, and the profitability of Orion.  The Board also acknowledged that the fee schedule in the Orion Agreement does not contain any break-points, but noted that such a structure is not uncommon for fixed income funds, and noted that the Orion Agreement’s fee schedule mirrored that of the Advisory Agreement covering the Intermediate Bond Fund.

In its approval of the continuation of the Orion Agreement, the Board found that the advisory fee for the Intermediate Bond Fund was reasonable in light of the nature, quality and extent of the services being provided to it, and the costs incurred by Orion in providing such service.  The Board noted that Orion does not plan to voluntarily reimburse fund expenses.  The Board of the Trust found that the fee structure for the Orion/Monetta Intermediate Bond Fund, the only fixed-income Fund covered by the Advisory Agreement, is reasonable in light of the nature and type of securities held by those Funds.

The Board’s specific determinations with respect to the Intermediate Bond Fund are listed below:

At the April Meeting, the Board’s specific determinations with respect to the Bond Fund included that the Bond Fund’s performance for each of the three months and one- and five-year periods ended March 31, 2011, exceeded the Barclays Capital Intermediate Gov't/Credit Bond Index, and in the case of the three month and one-year periods, the Bond Fund’s performance exceeded the index by more than 125 basis points.  The Bond Fund’s expenses are acceptable considering the Fund’s asset level.

At the November Meeting, the Board’s specific determinations with respect to the Bond Fund include were that the Bond Fund's performance for the year ended September 30, 2011 was 0.64% versus its benchmark, the Barclays Capital Intermediate Gov't/Credit Bond Index return of 3.40%.  The Fund’s five- and ten-year returns also slightly lagged the Index’s return.  While the Board of the Trust determined that this Fund’s expenses are acceptable considering the Fund’s asset level, it expressed concern about the overall expense ratio of the Intermediate Bond Fund as compared with other funds in its peer group, and the impact that the Intermediate Bond Fund’s assets under management have on that expense ratio.

Directors/Trustees/Officers	December 31, 2011
Name (Year Of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Directorships and Affiliations

Independent (“disinterested”) Directors/Trustees
John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP/Director of Business & Professional Banking, Webster Bank, since Dec. 2010; Sr. VP SBA & Alternative Lending Feb. 2008 to Dec. 2010, Sr. VP Business Banking, Fifth/Third Bank, from Nov. 2006 through Feb. 2008; Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking, General Bank Group, from Nov. 1999 through April 2006.

Ambassador Funds Trustee since 2010
Marlene Z. Hodges (1948) Director and Trustee since 2001

Retired since April 2011; CFO, Asian Human Services, from Feb. 2007 to April 2011; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007.

Ambassador Funds Trustee since 2010
Mark F. Ogan (1942) Director since 1988 Trustee since 1993

Self-employed management consultant since June 2008; Internal Consultant, RM Acquisition (d/b/a Rand McNally) April 2008 through June 2008; Sr. VP and COO, RM Acquisition, LLC (d/b/a Rand McNally), from Dec. 2007 through April, 2008; SR. VP & COO, Rand McNally & Co. from July 2003 through Dec. 2007.

Ambassador Funds Trustee since 2010
Brian T. Jeffries (1965) Director and Trustee since 2010	Founder and President of Ambassador Capital Management, LLC since 1998.	Ambassador Funds Trustee since 2010

Inside (“interested”) Directors/Trustees(1)

Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993	Chairman, Chief Executive Officer and President of the Adviser since April 1997, Chairman and Chief Executive Officer from 1996 to 1997, President from 1984 to 1996 and Director since 1984.	Ambassador Funds Trustee since 2010

Officers Who Are Not Directors/Trustees:
Robert J. Bacarella* (1977) Vice President since 2009 Treasurer since 2010

For the Adviser, Vice President, Treasurer, Chief Financial Officer and Director since 2010; Co-Portfolio Manager of the Equity Funds since 2009; Security Analyst from 2008 to 2009. Audit Manager at MidAmerica Bank from 2005 to 2008.

None

Maria Cesario De Nicolo (1949) Chief Compliance Officer since 2004; Chief Financial Officer since 2010; Secretary of Fund since 1998; Secretary of Trust since 1993

For the Adviser: Chief Compliance Officer and Asst. Treasurer since Oct. 2004; Director since 1995; Secretary since 1996.  Ambassador Capital Management, LLC: Chief Compliance Officer from 2004 to 2010. President of Fund Services Group, LLC since 2003.

None

Christina M. Curtis (1962) Assistant Secretary since 1996 Assistant Treasurer since 2010	For the Adviser: Chief Financial Officer and Treasurer from 2004 to 2010; Assistant Secretary since 1996; Treasurer of Fund Services Group, LLC since July 2003.	None

(1) Directors and Trustees who are Employers of the Adviser receive no compensation from the Fund or the Trust.

* Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Except for Mr. Jeffries, all of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the three funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

This Page is Intentionally Left Blank

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60189-5831	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta Trust's principal executive officer and principal financial officer, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the Period covered by the Annual Report to Shareholders presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Filed with the Commission, pursuant to Item 12(a)(1), a copy of the Monetta Trust’s code of ethics that applies to the registrant's principal Executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Monetta Trust's Board has designated John L. Guy, Mark F. Ogan and Marlene Z. Hodges, each an independent director, as its audit committee financial experts. Mr. Guy is the Senior VP/Director of Business and Professional Banking for Webster Bank.  Previously, Senior Vice President, SBA and Alternative Lending for Fifth/Third Bank. He served as Executive Director with Wachovia Corp. and as President of Heller Small Business Lending Corp. Mr. Ogan is presently a self-employed management consultant.  Previously, he served as Internal Consultant of RM Acquisition, LLC (d/b/a Rand McNally and Co.) and also served as Senior Vice President and Chief Operating Officer of RM Acquisition, LLC (d/b/a Rand McNally & Co.) Ms. Hodges has been retired since April 2011.  Previously, she served as CFO of Asian Human Services.  She was the Controller of Gladson, LLC, a privately owned firm.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents aggregate fees billed to the Monetta Trust for the fiscal years ended December 31, 2011, and 2010 by the Monetta Trust's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements during those fiscal periods.

FISCAL YEARS ENDED DECEMBER 31,	2011	2010
(a) Audit Fees	$23,400	$24,000
(b) Audit-Related Fees (1)	0	0
(c) Tax Fees (2)	$11,000	$11,000
(d) All Other Fees (3)	$838	$2,000

Total	$35,238	$37,000

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(1)   Audit-related fees consist of the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2)   Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning, including fees for tax return preparation and other related tax compliance/planning matters.

(3)   All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than the services reported in items (a) through (c) of Item 4.

(e)(1) The Monetta Trust's audit committee pre-approves any services to be provided by the principal accountant to the registrant.  In addition, the audit committee would consider and approve any non-audit services to be provided.

(e)(2) There were no services, as described in paragraphs (1)-(3) above, approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X, during the period covered by the Annual Report to Shareholders presented in Item 1.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Monetta Trust's principal accountant for services rendered to the Monetta Trust for each of the Monetta Trust's last two fiscal years ended December 31, 2011 and 2010 were $11,838 and $13,000, respectively.

In addition to audit and non-audit fees billed to the Monetta Trust by the principal accountant as reported above, the Monetta Fund, as part of the Monetta Family of Funds, was billed for services as follows - (i) audit fees of $29,000 and $29,000 for fiscal 2011 and 2010, respectively; (ii) tax services of $9,000 and $9,000 for fiscal 2011 and 2010, respectively,  (iii) other fees billed, other than for audit and tax services, for fiscal 2011 and 2010 of $1,012 and $2,000, respectively.

No services were provided to the investment adviser, or any other entity controlling, controlled by, or under common control of the investment adviser that provides ongoing services to the Monetta Trust for each of the last two fiscal years, by the Trust's principal accountant.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 and the Investment Company Act of 1940: (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over Financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

 (a)(1)   EX-99.CODE ETH - Code of Ethics

 (a)(2)   EX-99.CERT - Section 302 Certification

          CERTIFICATIONS

          EX-99.906 CERT - Section 906 Certification

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        March 12, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/Maria De Nicolo, Principal Financial Officer

DATE        March 12, 2012

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